Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Michael Nole, Chief Executive Officer of Brookside Technology Holdings Corp (the “Company”), certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ Michael Nole
	Name:	Michael Nole
	Title:	Chief Executive Officer
	Date:	February 8, 2010

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and Furnished to the Securities and Exchange Commission or its staff upon request.